Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Aspen Group, Inc. (the “Company”) on Form 10-K for the four months ended April 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Mathews, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Mathews
Michael Mathews Chief Executive Officer (Principal Executive Officer)

Dated: July 30, 2013

In connection with the Transition Report of Aspen Group, Inc. (the “Company”) on Form 10-K for the four months ended April 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Matte, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Matte
Michael Matte (Principal Financial Officer)

Dated: July 30, 2013